UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 8, 2010
APACHE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-4300	41-0747868
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
2000 Post Oak Boulevard
Suite 100
Houston, Texas 77056-4400
(Address of principal executive offices, including zip code)
(713) 296-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
     On November 4, 2010, Apache Corporation’s subsidiary, ZPZ Egypt Corporation LDC (the “Company”), completed the previously announced acquisition of substantially all of BP plc’s oil and gas operations, acreage and infrastructure in Egypt’s Western Desert. The Company paid $650 million to acquire four development leases and one exploration concession across 394,300 acres (the “Egyptian Properties”). The Company acquired the Egyptian Properties pursuant to the terms and conditions set forth in a Purchase and Sale Agreement by and among BP Egypt Company, BP Exploration (Delta) Limited and ZPZ Egypt Corporation LDC dated July 20, 2010, a copy of which was filed as Exhibit 2.3 to Apache’s Current Report on Form 8-K/A filed on July 21, 2010, and is incorporated herein by reference.
     The transaction is the third closing of Apache’s previously announced three-part acquisition of BP assets. In October, Apache subsidiary Apache Canada Ltd. completed its acquisition of substantially all of BP’s upstream natural gas business in western Alberta and British Columbia. In August, another Apache subsidiary completed its acquisition of all of BP’s oil and gas operations, acreage, and infrastructure in the Permian Basin. Apache financed the acquisitions with a combination of debt and equity securities as well as cash on hand. Apache is filing this 8-K/A to provide the financial statements required by Item 2.01 with respect to the BP Properties.
ITEM 7.01. REGULATION FD DISCLOSURE
     The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of Section 18, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as set forth by specific reference in such filing.
     On November 4, 2010, Apache Corporation issued a press release announcing that the Company had closed the acquisition of the Egyptian Properties, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01 .FINANCIAL STATEMENTS AND EXHIBITS
(a) Financial Statement of Businesses Acquired
     Audited Statement of Combined Revenues and Direct Operating Expenses for the Oil and Gas Properties (the “BP Properties”) purchased by Apache Corporation from subsidiaries of BP p.l.c. (referred to collectively as “BP”) for the six months ended June 30, 2010 and 2009 and for the year ended December 31, 2009, and the related notes thereto, together with the Report of Independent Auditors of Ernst & Young LLP concerning the Statement and related notes. Copies of such Audited Statement of Combined Revenues and Direct Operating Expenses for the Oil and Gas Properties are attached hereto as Exhibit 99.4.
(b) Pro Forma Financial Information
     Unaudited Pro Forma Consolidated Condensed Statement of Operations of Apache Corporation and Subsidiaries, for the six months ended June 30, 2010 and for the year ended December 31, 2009, the Unaudited Pro Forma Consolidated Condensed Balance Sheet of Apache Corporation and Subsidiaries as of June 30, 2010, and the related notes thereto, to show the pro forma effects of Apache’s acquisition of the BP Properties. Copies of such financial statements are attached hereto as Exhibit 99.5. The financial statements contained in Exhibit 99.5 incorporate by reference the financial statements of Apache Corporation and Subsidiaries contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and its Quarterly Report on Form 10-Q for the six months ended June 30, 2010 and 2009.

(d) Exhibits

Exhibit No.	Description

*2.1	Purchase and Sale Agreement by and between BP America Production Company and ZPZ Delaware I LLC dated July 20, 2010 (incorporated by reference to Apache’s Current Report on Form 8-K/A dated July 20, 2010, filed on July 21, 2010, SEC File No. 1-4300).

*2.2	Partnership Interest and Share Purchase and Sale Agreement by and between BP Canada Energy and Apache Canada Ltd. dated July 20, 2010 (incorporated by reference to Apache’s Current Report on Form 8-K/A dated July 20, 2010, filed on July 21, 2010, SEC File No. 1-4300).

*2.3	Purchase and Sale Agreement by and among BP Egypt Company, BP Exploration (Delta) Limited and ZPZ Egypt Corporation LDC dated July 20, 2010 (incorporated by reference to Apache’s Current Report on Form 8-K/A dated July 20, 2010, filed on July 21, 2010, SEC File No. 1-4300).

**23.1	Consent of Ernst & Young LLP.

**99.1	Press release of Apache Corporation dated November 4, 2010, “Apache Completes Acquisition of BP Assets in Egypt’s Western Desert.”

*99.2	Press release of Apache Corporation dated August 11, 2010, “Apache Completes Acquisition of BP Permian Basin Assets.” (incorporated by reference to Apache’s Current Report on Form 8-K dated August 10, 2010, and filed on August 11, 2010, SEC File No. 1-4300)

*99.3	Press release of Apache Corporation dated October 12, 2010, “Apache Completes Acquisition of BP Canada Assets.” (incorporated by reference to Apache’s Current Report on Form 8-K dated October 8, 2010, and filed on October 12, 2010, SEC File No. 1-4300)

**99.4	Audited Statement of Combined Revenues and Direct Operating Expenses of the Oil and Gas Properties (the “BP Properties”) purchased by Apache Corporation from subsidiaries of BP p.l.c. (referred to collectively as “BP”) for the six months ended June 30, 2010 and 2009 and for the year ended December 31, 2009, and the related notes thereto, together with the Report of Independent Auditors of Ernst & Young LLP concerning the Statement and related notes.

**99.5	Unaudited Pro Forma Condensed Consolidated Statement of Operations of Apache Corporation and Subsidiaries, for the six months ended June 30, 2010 and 2009, the Unaudited Pro Forma Consolidated Condensed Balance Sheet of Apache Corporation and Subsidiaries, as of June 30, 2010, and the related notes thereto, to show the pro forma effects of Apache’s acquisition of the BP Properties. The financial statements contained herein incorporate by reference the financial statements of Apache Corporation and Subsidiaries contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, and its Quarterly Report on Form 10-Q for the six months ended June 30, 2010 and 2009.

*	Incorporated by reference.

**	Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APACHE CORPORATION
Date: November 5, 2010	/s/ Roger B. Plank
Roger B. Plank
President (principal financial officer)

INDEX TO EXHIBITS

Exhibit No.	Description

*2.1	Purchase and Sale Agreement by and between BP America Production Company and ZPZ Delaware I LLC dated July 20, 2010 (incorporated by reference to Apache’s Current Report on Form 8-K/A dated July 20, 2010, filed on July 21, 2010, SEC File No. 1-4300).

*2.2	Partnership Interest and Share Purchase and Sale Agreement by and between BP Canada Energy and Apache Canada Ltd. dated July 20, 2010 (incorporated by reference to Apache’s Current Report on Form 8-K/A dated July 20, 2010, filed on July 21, 2010, SEC File No. 1-4300).

*2.3	Purchase and Sale Agreement by and among BP Egypt Company, BP Exploration (Delta) Limited and ZPZ Egypt Corporation LDC dated July 20, 2010 (incorporated by reference to Apache’s Current Report on Form 8-K/A dated July 20, 2010, filed on July 21, 2010, SEC File No. 1-4300).

**23.1	Consent of Ernst & Young LLP.

**99.1	Press release of Apache Corporation dated November 4, 2010, “Apache Completes Acquisition of BP Assets in Egypt’s Western Desert.”

*99.2	Press release of Apache Corporation dated August 11, 2010, “Apache Completes Acquisition of BP Permian Basin Assets.” (incorporated by reference to Apache’s Current Report on Form 8-K dated August 10, 2010, and filed on August 11, 2010, SEC File No. 1-4300)

*99.3	Press release of Apache Corporation dated October 12, 2010, “Apache Completes Acquisition of BP Canada Assets.” (incorporated by reference to Apache’s Current Report on Form 8-K dated October 8, 2010, and filed on October 12, 2010, SEC File No. 1-4300)

**99.4	Audited Statement of Combined Revenues and Direct Operating Expenses of the Oil and Gas Properties (the “BP Properties”) purchased by Apache Corporation from subsidiaries of BP p.l.c. (referred to collectively as “BP”) for the six months ended June 30, 2010 and 2009 and for the year ended December 31, 2009, and the related notes thereto, together with the Report of Independent Auditors of Ernst & Young LLP concerning the Statement and related notes.

**99.5	Unaudited Pro Forma Condensed Consolidated Statement of Operations of Apache Corporation and Subsidiaries, for the six months ended June 30, 2010 and 2009, the Unaudited Pro Forma Consolidated Condensed Balance Sheet of Apache Corporation and Subsidiaries, as of June 30, 2010, and the related notes thereto, to show the pro forma effects of Apache’s acquisition of the BP Properties. The financial statements contained herein incorporate by reference the financial statements of Apache Corporation and Subsidiaries contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, and its Quarterly Report on Form 10-Q for the six months ended June 30, 2010 and 2009.

*	Incorporated by reference.

**	Filed herewith.